                                                                    EXHIBIT 10.7

                           EFFICIENT NETWORKS, INC.

              AMENDMENT NO. 3 TO THE INVESTORS' RIGHTS AGREEMENT


     This Amendment No. 3 ("Amendment") to the Investors' Rights Agreement dated as of July 30, 1993, as previously amended by Amendments No. 1 and 2 thereto dated February 9, 1994 and September 30, 1994, respectively (together the "Agreement"), is made as of this 1st day of September, 1995 by and among Efficient Networks, Inc., a Delaware corporation (the "Company"), each of the individuals and entities listed on Schedule A hereto (the "Existing Investors")
                                   ----------
and Texas Instruments Incorporated (the "Series D Investor"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS
                                    --------

     A. The Company desires to sell and issue to the Series D Investor, and the Series D Investor desires to purchase from the Company, 2,473,644 shares of the Company's Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated of even date herewith (the "Series D Agreement").

     B. The Existing Investors desire for the Series D Investor to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Amendment to permit the Series D Investor to become a party to the Agreement, as amended.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  ADDITIONAL PARTY TO THE AGREEMENT.
         ---------------------------------

     The Series D Investor hereby enters into and becomes a party to the Agreement. Schedule A to the Agreement is amended to include the Series D
            ----------
Investor.

     2.  AMENDMENTS TO AGREEMENT.
         -----------------------

     2.1 The Series D Investor and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement, as amended.

     2.2 Section 1.1(c) of the Agreement is amended in its entirety to read as follows:

         "(c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;"

     2.3 The first sentence of Section 2.1 of the Agreement is amended in its entirety to read as follows:

          "2.1 Delivery of Financial Statements. The Company shall deliver to
                --------------------------------
     each Investor holding at least 750,000 shares of Series A Preferred Stock, 375,000 shares of Series B Preferred Stock, 250,000 shares of Series C Preferred Stock or 250,000 shares of Series D Preferred Stock;"

     2.4 Section 2.7 of the Agreement is amended by adding subsections (e), (f) and (g) thereto to read as follows:

          "(e) The Series D Investor shall be entitled to designate one representative to attend meetings of the Company's board of directors as an observer (the "Observer"). The Company will send notice of each board meeting to the Observer at such times as notice is sent to the members of the board of directors. The Observer will be entitled to participate in discussions by the board of directors on technical, business, strategic and other matters, and to receive copies of all minutes of such board of directors meetings. Notwithstanding the foregoing, the Company may exclude such designee from any and all meetings (or portions thereof) during which proprietary information of the Company is being discussed, the disclosure of which to potential customers or competitors would be materially adverse to the Company. The minutes of any such board of directors meeting provided to the Observer may be edited to delete such excluded subject matter. The Observer designated hereunder shall be acting in the interest of the Series D Investor and shall not have a fiduciary duty to the Company or its stockholders, shall not be entitled to be compensated by the Company and shall not have the right to vote on any matters determined by the Company's board of directors. The Series D Investor may at any time, by notice to the Company, change its designee to serve as the Observer hereunder.

          (f) Whether or not the Series D Investor has designated an Observer pursuant to the provisions of subsection (e) above, the Series D

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     Investor shall be entitled to written notice of any proposals for a merger or other change of control of the Company or a sale of a material portion of the assets of the Company.

          (g) In the event the Company enters into any agreement providing for the acquisition of the Company by merger, sale of assets or otherwise in a negotiated transaction approved by the Board of Directors of the Company and the holders of a majority of the Common Stock issued or issuable upon the conversion of the Preferred Stock at such time, then if such agreement provides, as a condition to closing, that the transaction shall be accounted for as a pooling of interests under generally accepted accounting principles, all holders of Preferred Stock shall refrain from exercising any rights of appraisal or taking any other action (except as to voting) which would jeopardize such accounting treatment. This subsection (g) shall terminate and be of no further force or effect immediately upon the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act of 1933 which results in aggregate gross cash proceeds to the Company in excess of $10.0 million and the initial public offering price of which is not less than $5.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction governed by Rule 145 promulgated under the Securities Act of 1933."

     2.5  All references to "Series A Preferred Stock" in Sections 2.4, 2.7 and
2.10 shall be deemed to include and make reference to the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

     3.   WAIVER AND CONSENT.
          ------------------

     Each Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby, on behalf of himself and the other Investors under the Agreement, (a) waives all rights under, and any notice required by,
Section 3 of the Agreement relating to any rights to purchase or rights of first refusal with respect to the sale of the shares of Series D Preferred Stock, (b) consents to adding as a party to the Agreement the Series D Investor, and (c) consents to the registration rights hereby provided the Series D Investor, which consent is given pursuant to Section 1.14 of the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.
          ------------

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     6.   SEVERABILITY.
          ------------

     If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.
          ----------------

     This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.


                         [signatures on following page]

     8.   GOVERNING LAW.
          -------------

     This Amendment shall be governed by and construed under the laws of the State of Texas.

     This Amendment is hereby executed as of the date first above written.

                              EFFICIENT NETWORKS, INC., a Delaware corporation


                              By:
                                 -----------------------------------------------
                                      Mark A. Floyd, President

                              Address:      4201 Spring Valley Road
                                            Suite 1200
                                            Dallas, Texas  75244


EXISTING INVESTORS:           CROSSPOINT VENTURE PARTNERS 1993
------------------


                              By:
                                 -----------------------------------------------
                                      General Partner

                              Address:      18552 MacArthur Blvd., Ste. 400

                                            Irvine, California  92715


                              CROSSPOINT 1993 ENTREPRENEURS FUND


                              By:
                                 -----------------------------------------------
                                      General Partner

                              Address:      18552 MacArthur Blvd., Ste. 400

                                            Irvine, California  92715

                              ENTERPRISE PARTNERS II L.P.

                              By: Enterprise Management Partners II, L.P., Its General Partner


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      12011 San Vicente Boulevard
                                            Suite 330
                                            Los Angeles, California 90049


                              ENTERPRISE PARTNERS II ASSOCIATES, L.P.

                              By: Enterprise Management Partners II, L.P., Its General Partner


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      12011 San Vicente Boulevard
                                            Suite 330
                                            Los Angeles, California 90049


                              OCEAN PARK VENTURES, L.P.


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      12011 San Vicente Boulevard
                                            Suite 330
                                            Los Angeles, California 90049

                              EL DORADO VENTURES III, L.P.

                              By: El Dorado Venture Partners III, Its General Partner


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      800 East Colorado Boulevard
                                            Suite 530
                                            Pasadena, California 91101


                              EL DORADO C & L FUND, L.P.

                              By: El Dorado Venture Partners III, Its General Partner


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      800 East Colorado Boulevard
                                            Suite 530
                                            Pasadena, California 91101


                              EL DORADO TECHNOLOGY IV, L.P., a California
                              Limited Partnership

                              By: El Dorado Venture Partners III, Its General Partner


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      800 East Colorado Boulevard
                                            Suite 530
                                            Pasadena, California 91101


                              MENLO VENTURES VI, L.P.

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

                              By:   MV Management VI, L.P.


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      3000 Sand Hill Road
                                            Building 4, Suite 100
                                            Menlo Park, California 94025


                              MENLO ENTREPRENEURS FUND VI, L.P.

                              By:   MV Management VI, L.P., Its General
                                    Partner


                                    By:
                                       -----------------------------------------
                                            General Partner

                              Address:      3000 Sand Hill Road
                                            Building 4, Suite 100
                                            Menlo Park, California 94025


                              C.D. TECHNICOM S.A.


                              By:
                                 -----------------------------------------------
                                    General Partner

                              Address:      Avenue Destenay, 13
                                            4000 LIEGE Belgium

                              APERTURE ASSOCIATES, L.P.


                              By:
                                 -----------------------------------------------
                                    General Partner

                              Address:      500 Montgomery Street
                                            San Francisco, California 94111


SERIES D INVESTOR:            TEXAS INSTRUMENTS INCORPORATED
-----------------

                              By:
                                 -----------------------------------------------

                              Address:      7839 Churchill Way
                                            Attn:  Corp. Development
                                            Mail Stop 3995
                                            Dallas, Texas 75251

                                  SCHEDULE A

                             SCHEDULE OF INVESTORS

                               Name and Address
                    --------------------------------------

                    Crosspoint Venture Partners 1993
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Crosspoint 1993 Entrepreneurs Fund
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Enterprise Partners II, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    Enterprise Partners II Associates, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    Ocean Park Ventures, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    El Dorado Ventures III, L.P.
                    800 East Colorado Blvd., Suite 530
                    Pasadena, CA  91101

                    El Dorado C & L Fund, L.P.
                    800 East Colorado Blvd., Suite 530
                    Pasadena, CA  91101

                    El Dorado Technology IV, L.P.
                    800 East Colorado Blvd., Suite 530
                    Pasadena, CA  91101

                    Menlo Ventures VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    Menlo Entrepreneurs Fund VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    C.D. Technicom S.A.
                    Avenue Destenay, 13
                    4000 LIEGE, Belgium

                    Aperture Associates, L.P.
                    500 Montgomery Street
                    San Francisco, CA  94111